Note 6 - Senior Convertible Notes Payable	9 Months Ended
Sep. 30, 2024
Notes to Financial Statements
Convertible Note Payable Disclosure [Text Block]

Note 6 – Senior Convertible Notes Payable

On April 2, 2024, we entered into the April Purchase Agreement pursuant to which we agreed to sell the Senior Convertible Notes for $1.35 million of net proceeds. The Senior Convertible Notes were convertible into shares of our common stock at an initial conversion price of $6.4854, which was subject to adjustment upon the occurrence of specified events to no lower than $1.2978, subject to any stock split, stock dividend, stock combination, recapitalization or other similar transaction involving our common stock.

The Senior Convertible Notes were senior obligations and accrued interest at a rate of 10.0% per annum, payable in arrears on the first calendar day of each calendar month, beginning on May 2, 2024, unless an event of default had occurred, upon which interest would accrue at 18.0% per annum. The Senior Convertible Notes had a maturity date of January 2, 2025 unless earlier converted or redeemed (upon the satisfaction of certain conditions).

The Senior Convertible Notes contained certain conversion and redemption features requiring bifurcation as separate derivative liabilities. We initially recorded the fair value of the embedded features in the amount of $0.5 million as a derivative liability in our condensed consolidated balance sheet. The derivative was adjusted to fair value at each reporting period, with the change in the fair value recorded in change in fair value of derivatives that is a component of other income (expense) in our condensed consolidated statement of operations.  For the three and nine months ended September 30, 2024, the change in fair value of the derivative was $0.1 million and $0.4 million, respectively, and was recorded in other expense.

In connection with the issuance of the Senior Convertible Notes, we incurred $38,000 in debt issuance costs. The associated debt issuance costs were capitalized and were presented as an offset to the Senior Convertible Notes and, along with the debt discount of $161,000 associated with the bifurcated derivative, were amortized as additional interest expense over the term of the Senior Convertible Notes at an effective interest rate of 30.32%.  For the three and nine months ended September 30, 2024, the interest expense was $0.2 million.  We used the proceeds from our First PIPE to extinguish the Senior Convertible Notes and we wrote-off the remaining related derivative liability of $0.4 million and recognized a gain on debt extinguishment of $0.1 million.  Refer to Note 13, “Mezzanine Equity and Stockholders' Equity - Accounting for the First and Second Private Placements” for additional details.  As of September 30, 2024, there are no Senior Convertible Notes outstanding.